Twin Oak Endure ETF
Schedule of Investments
November 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 50.9%		Shares	Value
Vanguard S&P 500 ETF (a)(b)		100,202	$62,967,939
TOTAL EXCHANGE TRADED FUNDS (Cost $55,777,889)			62,967,939

COMMON STOCKS - 33.1%		Shares	Value
All Other Business Support Services - 3.5%
NU Holdings Ltd. - Class A (c)(d)		200,000	3,478,000
PDD Holdings, Inc. - ADR (c)(d)		3,227	374,590
Uber Technologies, Inc. (c)(d)		5,867	513,597
			4,366,187

All Other Miscellaneous Retailers - 3.0%
DoorDash, Inc. - Class A (c)(d)		18,548	3,679,367

Computer Systems Design Services - 0.2%
Eventbrite, Inc. - Class A (c)(d)		81,769	203,605

Custom Computer Programming Services - 10.5%
Snowflake, Inc. - Class A (c)(d)		51,962	13,054,933

Medical Laboratories - 6.4%
Natera, Inc. (c)(d)		33,014	7,884,073

Software Publishers - 9.5%
Block, Inc. (c)(d)		68,071	4,547,143
Microsoft Corp. (d)		14,653	7,209,422
			11,756,565
TOTAL COMMON STOCKS (Cost $1,546,798)			40,944,730

PURCHASED OPTIONS - 1.7% (c)	Notional Amount	Contracts	Value
Call Options - 1.2%
SPDR S&P 500 ETF Trust, Expiration: 12/26/2025; Exercise Price: $660.69 (d)(e)(f)	$37,586,450	550	1,475,694

Put Options - 0.5% (d)(e)(f)
Block, Inc., Expiration: 01/16/2026; Exercise Price: $61.72	4,315,280	646	118,580
Doordash, Inc., Expiration: 01/16/2026; Exercise Price: $207.46	3,530,986	178	288,105
Eventbrite, Inc., Expiration: 01/16/2026; Exercise Price: $2.41	202,935	815	22,624
Microsoft Corp., Expiration: 01/16/2026; Exercise Price: $446.72	6,838,939	139	41,747
Natera, Inc., Expiration: 01/16/2026; Exercise Price: $155.52	7,474,753	313	8,232
Nu Holdings Ltd., Expiration: 01/16/2026; Exercise Price: $11.54	3,295,405	1,895	3,847
Pdd Holdings, Inc., Expiration: 01/16/2026; Exercise Price: $95.54	371,456	32	1,414
Snowflake, Inc., Expiration: 01/16/2026; Exercise Price: $200.23	12,411,256	494	147,499
Uber Technologies, Inc., Expiration: 01/16/2026; Exercise Price: $81.29	490,224	56	8,786
Total Put Options			640,834
TOTAL PURCHASED OPTIONS (Cost $3,676,993)			2,116,528

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 7.3%		Par	Value
3.97%, 12/02/2025 (b)(g)		9,000,000	8,999,020
TOTAL U.S. TREASURY BILLS (Cost $8,999,013)			8,999,020

TOTAL INVESTMENTS - 93.0% (Cost $70,000,693)			115,028,217
Other Assets in Excess of Liabilities - 7.0%			8,614,310
TOTAL NET ASSETS - 100.0%			$123,642,527

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	All or a portion of security has been pledged as collateral for swap contracts. The fair value of assets committed as collateral as of November 30, 2025 is $11,071,471.
(c)	Non-income producing security.
(d)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(e)	Exchange-traded.
(f)	100 shares per contract.
(g)	The rate shown is the annualized yield as of November 30, 2025.

Twin Oak Endure ETF
Schedule of Written Options
November 30, 2025 (Unaudited)

WRITTEN OPTIONS - (3.7)%	Notional Amount	Contracts	Value
Call Options - (3.7)% (a)(b)
Block, Inc., Expiration: 01/16/2026; Exercise Price: $72.04	$(4,315,280)	(646)	$(143,793)
Doordash, Inc., Expiration: 01/16/2026; Exercise Price: $242.15	(3,530,986)	(178)	(20,264)
Eventbrite, Inc., Expiration: 01/16/2026; Exercise Price: $2.82	(202,935)	(815)	(15,363)
Microsoft Corp., Expiration: 01/16/2026; Exercise Price: $521.42	(6,838,939)	(139)	(78,204)
Natera, Inc., Expiration: 01/16/2026; Exercise Price: $181.53	(7,474,753)	(313)	(2,031,708)
Nu Holdings Ltd., Expiration: 01/16/2026; Exercise Price: $13.47	(3,295,405)	(1,895)	(759,762)
Pdd Holdings, Inc., Expiration: 01/16/2026; Exercise Price: $111.52	(371,456)	(32)	(24,383)
Snowflake, Inc., Expiration: 01/16/2026; Exercise Price: $233.72	(12,411,256)	(494)	(1,467,210)
Uber Technologies, Inc., Expiration: 01/16/2026; Exercise Price: $94.89	(490,224)	(56)	(8,718)
TOTAL WRITTEN OPTIONS (Premiums received $3,021,887)			$(4,549,405)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Twin Oak Endure ETF
Schedule of Total Return Swap Contracts
November 30, 2025 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
SPDR S&P 500 ETF Trust	Goldman Sachs	Receive	SOFR + 0.70%	Termination	07/28/2026	$27,075,912	$1,721,257
SPDR S&P 500 ETF Trust	Nomura Securities International, Inc.	Receive	SOFR + 0.80%	Termination	10/26/2026	1,038,753	29,183
Net Unrealized Appreciation (Depreciation)						0	1,750,440

There are no upfront payments or receipts associated with total return swaps in the Fund as of November 30, 2025.

SOFR - Secured Overnight Financing Rate was 4.12% as of November 30, 2025.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Twin Oak Endure ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$62,967,939	$–	$–	$62,967,939
Common Stocks	40,944,730	–	–	40,944,730
Purchased Options	–	2,116,528	–	2,116,528
U.S. Treasury Bills	–	8,999,020	–	8,999,020
Total Investments	$103,912,669	$11,115,548	$–	$115,028,217

Other Financial Instruments:
Total Return Swaps*	$–	$1,750,440	$–	$1,750,440
Total Other Financial Instruments	$–	$1,750,440	$–	$1,750,440

Liabilities:
Investments:
Written Options	$–	$(4,549,405)	$–	$(4,549,405)
Total Investments	$–	$(4,549,405)	$–	$(4,549,405)

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of November 30, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.